UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

BANCTRUST FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama 36602

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (251) 431-7800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

BancTrust Financial Group, Inc. is filing this current report on Form 8-K to report that the Board of Governors of the Federal Reserve System has approved BancTrust’s proposed acquisition of The Peoples BancTrust Company, Inc. BancTrust originally received approval from the Federal Reserve in late August, based on BancTrust’s intent to use trust preferred financing to fund the approximately $38 million cash portion of the merger consideration. Recent disruptions in the credit markets have adversely impacted the availability and cost of trust preferred financing. Therefore, BancTrust asked the Federal Reserve Board to amend its approval of BancTrust’s merger application to allow BancTrust to finance the cash portion of the merger consideration with the proceeds of a short-term bank loan if it is unable to obtain trust preferred financing. The Federal Reserve Board has approved a three-year interest-only bank loan as an acceptable means of financing the cash portion of the merger consideration.

In addition, BancTrust has obtained a commitment from The Bankers Bank, Atlanta, Georgia, to provide $38 million in financing for the cash portion of the merger consideration. This loan commitment, which is subject to customary contingencies, provides for a three-year interest-only loan of $38 million bearing interest at the rate of one-month LIBOR plus 145 basis points. BancTrust has not yet accepted the commitment and is still negotiating certain of its covenants and requirements; however, BancTrust expects all outstanding issues to be resolved shortly.

BancTrust has called a special meeting of its shareholders to be held at 9:30 a.m. on October 11, 2007, at its headquarters in Mobile, Alabama to consider a proposal to approve the Agreement and Plan of Merger with Peoples. Peoples has called a special meeting of its shareholders to be held at 3:30 p.m. on October 11, 2007, at its headquarters in Selma, Alabama to consider a proposal to approve the Agreement and Plan of Merger. BancTrust has made arrangements with Morrow & Co, Inc. to assist in soliciting proxies and has agreed to pay Morrow & Co., Inc. $10,000.00 for these services.

On September 28, 2007, BancTrust mailed letters to its shareholders of record and its non-objecting beneficial owners who have not yet voted on the proposed merger with Peoples. Copies of those letters are included in this report as Exhibits 99.1 and 99.2, respectively.

Completion of the proposed merger remains subject to various contingencies, including BancTrust closing on financing and the affirmative vote of at least two-thirds of the shareholders of each of BancTrust and Peoples. Assuming shareholder approval, completion of financing and the satisfaction of other contingencies, BancTrust and Peoples expect to complete their merger in mid-October 2007. Following the completion of their merger, they plan to merge The Peoples Bank and Trust Company into BankTrust, headquartered in Mobile, Alabama, in mid-December 2007.

Forward Looking Statements

This report contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical fact. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. BancTrust cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of BancTrust

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and/or Peoples in connection with the their proposed merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized, or may not be realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; inability to obtain required shareholder approvals, and inability to complete the merger within the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; disruptions in the financial markets; possible changes in monetary and fiscal policies, and laws and regulations; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company’s filings with the Securities and Exchange Commission (the “SEC”). BancTrust and Peoples do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed merger involving BancTrust and Peoples. In connection with the proposed transaction, BancTrust has filed with the SEC a registration statement on Form S-4 (File No. 333-144915) (the “Registration Statement”) to register the BancTrust common shares to be issued in the proposed merger. The Registration Statement includes a definitive joint proxy statement of BancTrust and Peoples dated August 31, 2007, that also constitutes a prospectus of BancTrust. BancTrust and Peoples have also filed, and intend to continue to file, additional relevant materials with the SEC. The Registration Statement and the related joint proxy statement and prospectus contains important information about BancTrust, Peoples, their proposed merger and related matters. Shareholders of BancTrust and Peoples are urged to read the Registration Statement and the joint proxy statement and prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they do and will contain important information. You may obtain a free copy of the joint proxy statement and prospectus , as well as other filings containing information about BancTrust and Peoples, at the SEC’s Web site (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing BancTrust’s website (http://www.btfginc.com) under the tab “Investor” and following the link under “Annual Report.”

Participants in the Transaction

BancTrust and Peoples and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BancTrust and/or Peoples in connection with the proposed merger. Information about the directors and executive officers of BancTrust is set forth in the proxy statement for BancTrust’s 2007 annual meeting of shareholders, as filed with the SEC on April 9, 2007. Information about the directors and executive officers of Peoples is set forth in Peoples’ Form 10-K/A, as filed with the SEC on April 30, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement and prospectus regarding the proposed merger. You may obtain free copies of these documents as described above.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Exhibit No.	Description

99.1	Letter to shareholders of record who have not voted.

99.2	Letter to non-objecting beneficial owners who have not voted.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.

DATE: September 28, 2007	By:	/s/ F. Michael Johnson
F. Michael Johnson
Chief Financial Officer

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